UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-03735

The New Economy Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: November 30

Date of reporting period: November 30, 2018

Michael W. Stockton

The New Economy Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

The New Economy Fund® Annual report for the year ended November 30, 2018	IMAGE OMITTED [x1_c92723x1x1.jpg]

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We believe in investing
in global companies
that will help shape
our future.

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the funds’ shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the American Funds website (americanfunds.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at americanfunds.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with American Funds or through your financial intermediary.

The New Economy Fund seeks long-term growth of capital. Current income is a secondary consideration.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For more than 85 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2018 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	-9.72%	6.12%	14.03%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.77% for Class A shares as of the prospectus dated February 1, 2019 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Summary investment portfolio

9	Financial statements

34	Board of trustees and other officers

Fellow investors:

Rising interest rates in the U.S., slowing economic growth outside the U.S., global trade disputes and increased volatility challenged stock markets during the 12 months ended November 30, 2018. In this environment, our portfolio managers continue to focus on identifying companies around the world that benefit from growth and innovation.

The New Economy Fund rose 2.59% with all distributions reinvested during the period. This trailed the 6.27% rise of the unmanaged Standard & Poor’s 500 Composite Index, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, which is focused primarily on U.S. stocks. But the fund’s results exceeded the 0.98% decline of the unmanaged MSCI ACWI (All Country World Index), which measures equity market results based on more than 40 developed and emerging market country indexes.

The fund’s return lagged the 3.66% return of the Global Service and Information Index, an unmanaged index that tracks companies in the services and information sectors around the world. Its return exceeded the 8.83% decline of the Lipper International Funds Index, which measures funds invested in securities whose primary trading markets are outside the U.S. The fund’s return trailed the 6.07% rise of the Lipper Growth Funds Index, which measures a number of U.S. growth funds.

For the 10-year period ended November 30, 2018, The New Economy Fund had an average annual total return of 15.92%, which exceeded the 13.21% return of the Global Service and Information Index, the 14.32% return of the S&P 500 and the 10.65% return of the MSCI ACWI. We believe the 10-year and lifetime returns (see the table below) are important for investors to consider as they are most reflective of our long-term approach and philosophy.

Results at a glance

For periods ended November 30, 2018, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 12/1/83)

The New Economy Fund (Class A shares)	2.59%	9.47%	15.92%	11.24%
Standard & Poor’s 500 Composite Index[2]	6.27	11.12	14.32	11.00
MSCI ACWI (All Country World Index)[1,2,3]	-0.98	6.16	10.65	N/A
Global Service and Information Index[2,3,4]	3.66	9.73	13.21	N/A
Lipper Growth Funds Index[5]	6.07	10.82	15.07	9.47
Lipper International Funds Index[3,5]	-8.83	2.17	8.10	N/A

[1]	Source: MSCI. Results reflect dividends net of withholding taxes.
[2]	The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. S&P 500 source: S&P Dow Jones Indices LLC.
[3]	This index was not in existence as of the date the fund began investment operations; therefore, lifetime results are not available.
[4]	The index is compiled by Capital Research and Management Company, the investment adviser to the fund.
[5]	Source: Thomson Reuters Lipper. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.

The New Economy Fund	1

Global economic growth slips amid trade disputes

The U.S. economy continued to show momentum powered by strong corporate earnings, despite a backdrop of macroeconomic slowing across most regions outside the U.S. The U.S. set the pace with gross domestic product growing an annualized 3.5% in the third quarter as the economic picture remained strong, reflecting a robust jobs market, strong consumer spending and industrial production and healthy corporate profits. The U.S. unemployment rate ticked down to 3.7%, a 49-year low. In addition, corporate earnings rose more than 30% in the third quarter. The U.S. economy remained strong even as the Federal Reserve raised the benchmark federal funds rate by a quarter percentage point four times this fiscal year and remained committed to reduce the size of its balance sheet on its path to policy normalization.

European economic growth stalled as trade disputes and divisive politics hurt the region. Political opposition to reforms advocated by French president Emmanuel Macron and questions about the political longevity of Germany’s Chancellor Angela Merkel caused investors to question hopes for improved European growth. The U.K.’s role in the European Union remained a question. And the European Union rejected Italy’s proposed 2019 budget, claiming the deficit spending it called for violated the bloc’s financial rules. Ultra-low or negative interest rates and sluggish economic growth prompted many investors to avoid the region, despite relatively attractive valuations, especially compared with the U.S. Third-quarter GDP grew at an annualized rate of 1.7%. We think growth in the eurozone will remain positive in the future.

Among emerging markets, China’s economic growth has been slowing, with annualized GDP falling to 5.7% in the third quarter of 2018, down from 6.4% at the end of 2017. Policy signals from Beijing have been mixed, causing delays in potentially stimulative infrastructure projects. Such broad concerns caused shares of some Chinese internet stocks to lag their U.S. counterparts, despite the companies’ potential for long-term profit and revenue growth. Elsewhere, investors are finding more uncertainty as well. Economic reforms in Brazil and Mexico have yet to materialize and India is heading into an election year.

The fund

The portfolio has a majority of its holdings in U.S. companies, but also has significant holdings outside the U.S. On balance, holdings outside the U.S. detracted from results. The fund’s investments in health care and consumer discretionary companies boosted results, as many companies’ earnings growth in these sectors was more rapid than growth in the broad-based economy and markets.

For us, we continue to focus on the long term as it helps to keep near-term concerns and opportunities in perspective. With global equity markets continuing to gyrate, investors are questioning the resilience of the U.S. economy. As the economy’s expansion is later in the cycle compared with other markets, selectivity and global flexibility are particularly important since opportunity is not constrained to just a single region. Choosing well-run and innovative companies globally provides diversification from actions by individual nations.

A look ahead

Markets are affected by developments regarding tariffs, politics and the effects of unwinding low interest rates and tax cuts in the U.S. With unemployment so low,

Where the fund’s assets are invested (by country of domicile)

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	As of November 30, 2018	Percent of net assets
■	United States	59.4%
■	Asia & Pacific Basin	19.0
■	Europe	9.5
■	Other (including Latin America)	.8
■	Short-term securities & other assets less liabilities	11.3

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	As of November 30, 2017	Percent of net assets
■	United States	57.1%
■	Asia & Pacific Basin	22.8
■	Europe	10.7
■	Other (including Latin America)	.9
■	Short-term securities & other assets less liabilities	8.5

2	The New Economy Fund

it’s difficult to see it getting much lower. When it comes to company selection, especially when targeting innovation, a global mindset opens up opportunity. With many markets outside the U.S. down roughly 20% or more from their highs, we see opportunity to add attractively valued companies to the portfolio. As global equity markets stall and valuations are uneven, fund managers continue to invest in many different geographies and seek innovative companies at a reasonable price with solid growth opportunities around the world. Our long-term focus on global research and in-depth fundamental analysis is key to this process.

Thank you for your continued faith in our investment philosophy. We look forward to reporting to you again in six months.

Sincerely,

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Timothy D. Armour
Co-President

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Claudia P. Huntington
Co-President

January 11, 2019

For current information about the fund, visit americanfunds.com.

The New Geography of Investing®

Where a company does business can be more important than where it’s located. Here’s a look at The New Economy Fund’s portfolio in terms of where its equity holdings earn their revenue. The charts below show the countries and regions in which the fund’s equity investments are located, and where the revenue comes from.

Equity portion breakdown by domicile (%)

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	Country/Region	Fund	Index
■	United States	67%	100%
■	Canada	—	—
■	Europe	11	—
■	Japan	3	—
■	Asia-Pacific ex. Japan	3	—
■	Emerging markets	16	—
	Total	100%	100%

Equity portion breakdown by revenue (%)

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	Country/Region	Fund	Index
■	United States	45%	63%
■	Canada	1	2
■	Europe	14	12
■	Japan	4	3
■	Asia-Pacific ex. Japan	2	1
■	Emerging markets	34	19
	Total	100%	100%

Compared with the S&P 500 as a percent of net assets. All figures include convertible securities.

Source: Capital Group (as of November 30, 2018).

The New Economy Fund	3

The value of a long-term perspective

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Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.50% prior to July 1, 1988.
[3]	All results are calculated with dividends and capital gains reinvested.
[4]	Source: S&P Dow Jones Indices LLC.
[5]	Source: Thomson Reuters Lipper. Results of the Lipper Growth Funds Index do not reflect any sales charges. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.
[6]	From December 1, 1983, through December 31, 1987, the MSCI World Index was used because the MSCI ACWI did not exist. MSCI World Index results reflect dividends net of withholding taxes, and MSCI ACWI results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. Source: MSCI.
[7]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

4	The New Economy Fund

How a $10,000 investment has grown

This chart illustrates how a $10,000 investment in The New Economy Fund’s Class A shares grew between December 1, 1983 — when the fund began operations — and November 30, 2018, the end of its latest fiscal year. The fund’s year-by-year results appear in the table beneath the chart.

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The New Economy Fund	5

Summary investment portfolio November 30, 2018

Industry sector diversification	Percent of net assets

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Country diversification by domicile	Percent of net assets
United States	59.42%
China	6.67
United Kingdom	4.67
South Korea	3.29
Eurozone*	3.23
India	2.89
Hong Kong	2.66
Japan	2.48
Switzerland	1.22
Other countries	2.17
Short-term securities & other assets less liabilities	11.30
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are France, Germany, Ireland, Italy, the Netherlands and Spain.

Common stocks 88.33%	Shares	Value (000)
Information technology 21.42%
Broadcom Inc.	2,244,000	$532,748
Samsung Electronics Co., Ltd.[1]	10,131,500	380,374
Micron Technology, Inc.[2]	7,981,000	307,747
SK hynix, Inc.[1]	3,940,000	246,453
Applied Materials, Inc.	5,935,700	221,283
Accenture PLC, Class A	1,333,300	219,355
Microsoft Corp.	1,884,000	208,917
Mastercard Inc., Class A	972,300	195,500
Intel Corp.	2,919,000	143,936
Autodesk, Inc.[2]	931,000	134,529
Apple Inc.	753,000	134,471
Cree, Inc.[2]	2,600,202	114,773
Other securities		1,425,187
		4,265,273

Health care 19.52%
Thermo Fisher Scientific Inc.	1,246,000	310,939
AbbVie Inc.	3,130,430	295,106
Novartis AG1	2,666,500	243,416
Bluebird Bio, Inc.[2]	1,957,214	240,522
UnitedHealth Group Inc.	785,500	221,008
Abbott Laboratories	2,879,000	213,190
Hologic, Inc.[2]	3,858,000	171,334
GW Pharmaceuticals PLC (ADR)[2]	1,320,040	162,391
Daiichi Sankyo Co., Ltd.[1]	4,086,900	150,025
Amgen Inc.	685,000	142,651
Stryker Corp.	791,209	138,826
Shire PLC[1]	2,348,000	136,639
Cigna Corp.	607,000	135,592
Other securities		1,325,261
		3,886,900

Communication services 13.70%
Netflix, Inc.[2]	3,025,600	865,715
Alphabet Inc., Class C2	252,438	276,276
Alphabet Inc., Class A2	204,995	227,472
Tencent Holdings Ltd.[1]	9,488,200	380,583
Twenty-First Century Fox, Inc., Class A	3,800,000	187,986
Facebook, Inc., Class A2	1,140,000	160,295
Other securities		629,512
		2,727,839

6	The New Economy Fund

	Shares	Value (000)
Financials 10.79%
Kotak Mahindra Bank Ltd.[1]	13,957,882	$247,206
China Construction Bank Corp., Class H1	227,337,000	194,402
AIA Group Ltd.[1]	19,966,800	163,772
HDFC Bank Ltd.[1]	4,372,623	133,417
Barclays PLC[1]	62,140,000	129,523
CME Group Inc., Class A	609,400	115,835
Other securities		1,164,908
		2,149,063

Consumer discretionary 8.80%
Amazon.com, Inc.[2]	306,825	518,586
Galaxy Entertainment Group Ltd.[1]	54,684,000	338,002
Alibaba Group Holding Ltd. (ADR)[2]	1,167,500	187,804
Booking Holdings Inc.[2]	77,740	147,075
Marriott International, Inc., Class A	1,075,600	123,726
Other securities		437,204
		1,752,397

Industrials 5.85%
CSX Corp.	3,809,400	276,677
Union Pacific Corp.	994,954	153,004
Other securities		734,028
		1,163,709

Utilities 1.15%
ENN Energy Holdings Ltd.[1]	18,275,000	164,579
Other securities		63,944
		228,523

Consumer staples 0.91%
Costco Wholesale Corp.	605,200	139,971
Other securities		40,590
		180,561

Other 1.21%
Other securities		240,999

Miscellaneous 4.98%
Other common stocks in initial period of acquisition		991,914

Total common stocks (cost: $12,159,981,000)		17,587,178

Bonds, notes & other debt instruments 0.37%	Principal amount (000)
U.S. Treasury bonds & notes 0.37%
U.S. Treasury 1.375% 2019	$75,000	74,202

Total bonds, notes & other debt instruments (cost: $74,468,000)		74,202

Short-term securities 11.27%
Apple Inc. 2.28%–2.41% due 12/13/2018–1/24/2019[3]	158,900	158,572
Chevron Corp. 2.28%–2.32% due 12/12/2018–1/10/2019[3]	124,100	123,944
Federal Home Loan Bank 2.20%–2.37% due 12/6/2018–2/27/2019	808,400	805,681
U.S. Treasury Bills 2.25%–2.43% due 1/8/2019–5/2/2019	168,400	167,138
Other securities		989,158

Total short-term securities (cost: $2,244,410,000)		2,244,493
Total investment securities 99.97% (cost: $14,478,859,000)		19,905,873
Other assets less liabilities 0.03%		5,454

Net assets 100.00%		$19,911,327

The New Economy Fund	7

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s holdings in affiliated companies is included in “Other securities” under the respective industry sectors in the summary investment portfolio. Further details on these holdings and related transactions during the year ended November 30, 2018, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized depreciation (000)	Dividend income (000)	Value of affiliates at 11/30/2018 (000)
Common stocks 0.15%
Information technology 0.00%
Cray Inc.[2,4]	2,643,010	—	2,643,010	—	$10,588	$(1,854)	$—	$—
Health care 0.15%
Mesoblast Ltd.[1,2]	27,601,583	1,290,000	—	28,891,583	—	(1,855)	—	27,987
Mesoblast Ltd. (ADR)[2]	372,800	—	—	372,800	—	(134)	—	1,812
								29,799
Total 0.15%					$10,588	$(3,843)	$—	$29,799

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $5,044,600,000, which represented 25.34% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,032,708,000, which represented 5.19% of the net assets of the fund.
[4]	Unaffiliated issuer at 11/30/2018.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements

8	The New Economy Fund

Financial statements

Statement of assets and liabilities at November 30, 2018	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $14,339,992)	$19,876,074
Affiliated issuers (cost: $138,867)	29,799	$19,905,873
Cash		280
Cash denominated in currencies other than U.S. dollars (cost: $7,964)		7,964
Receivables for:
Sales of investments	3,282
Sales of fund’s shares	18,457
Dividends and interest	13,602
Other	437	35,778
		19,949,895
Liabilities:
Payables for:
Purchases of investments	7,985
Repurchases of fund’s shares	14,661
Investment advisory services	6,119
Services provided by related parties	5,637
Trustees’ deferred compensation	2,572
Other	1,594	38,568
Net assets at November 30, 2018		$19,911,327

Net assets consist of:
Capital paid in on shares of beneficial interest		$12,810,134
Total distributable earnings		7,101,193
Net assets at November 30, 2018		$19,911,327

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (437,473 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$12,165,042	265,946		$45.74
Class C	544,194	13,306		40.90
Class T	12	—	*	45.80
Class F-1	314,718	6,864		45.85
Class F-2	1,406,234	30,739		45.75
Class F-3	541,448	11,803		45.87
Class 529-A	628,704	13,893		45.25
Class 529-C	110,103	2,656		41.45
Class 529-E	29,412	661		44.52
Class 529-T	13	—	*	45.78
Class 529-F-1	55,509	1,226		45.28
Class R-1	44,034	1,043		42.22
Class R-2	194,659	4,583		42.47
Class R-2E	10,462	233		44.88
Class R-3	317,531	7,123		44.58
Class R-4	382,313	8,442		45.29
Class R-5E	8,743	192		45.59
Class R-5	132,524	2,877		46.07
Class R-6	3,025,672	65,886		45.92

*	Amount less than one thousand.

See notes to financial statements

The New Economy Fund	9

Statement of operations for the year ended November 30, 2018	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $11,334)	$217,655
Interest (net of non-U.S. taxes of $25)	38,738	$256,393
Fees and expenses*:
Investment advisory services	77,520
Distribution services	45,848
Transfer agent services	18,755
Administrative services	5,108
Reports to shareholders	707
Registration statement and prospectus	769
Trustees’ compensation	463
Auditing and legal	189
Custodian	1,464
Other	736	151,559
Net investment income		104,834

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	1,576,388
Affiliated issuers	10,588
Currency transactions	(2,915)	1,584,061
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $1,091):
Unaffiliated issuers	(1,243,458)
Affiliated issuers	(3,843)
Currency translations	228	(1,247,073)
Net realized gain and unrealized depreciation		336,988

Net increase in net assets resulting from operations		$441,822

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

See notes to financial statements

10	The New Economy Fund

Statements of changes in net assets

(dollars in thousands)

	Year ended November 30
	2018	2017
Operations:
Net investment income	$104,834	$43,132
Net realized gain	1,584,061	1,530,667
Net unrealized (depreciation) appreciation	(1,247,073)	3,319,761
Net increase in net assets resulting from operations	441,822	4,893,560

Distributions paid to shareholders	(1,455,895)	(327,520	)*

Net capital share transactions	2,141,051	(462,417)

Total increase in net assets	1,126,978	4,103,623

Net assets:
Beginning of year	18,784,349	14,680,726
End of year	$19,911,327	$18,784,349

*	Prior year comparative amounts have been adjusted to reflect current presentation under new accounting standards. Prior year distributions were $44,258 from net investment income and $283,262 from net realized gain on investments.

See notes to financial statements

The New Economy Fund	11

Notes to financial statements

1. Organization

The New Economy Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital. Current income is a secondary consideration.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

* Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

12	The New Economy Fund

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed- income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation

The New Economy Fund	13

Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of November 30, 2018 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$3,318,112	$947,161	$—	$4,265,273
Health care	3,232,089	654,811	—	3,886,900
Communication services	1,999,123	728,716	—	2,727,839
Financials	761,013	1,388,050	—	2,149,063
Consumer discretionary	1,210,979	541,418	—	1,752,397
Industrials	783,074	380,635	—	1,163,709
Utilities	—	228,523	—	228,523
Consumer staples	180,561	—	—	180,561
Other	165,314	75,685	—	240,999
Miscellaneous	892,313	99,601	—	991,914
Bonds, notes & other debt instruments	—	74,202	—	74,202
Short-term securities	—	2,244,493	—	2,244,493
Total	$12,542,578	$7,363,295	$—	$19,905,873

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation against the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

14	The New Economy Fund

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Exposure to country, region, industry or sector — Subject to the fund’s investment limitations, the fund may have significant exposure to a particular country, region, industry or sector. Such exposure may cause the fund to be more impacted by risks relating to the country, region, industry or sector, and thus its net asset value may be more volatile, than a fund without such levels of exposure. For example, if the fund has significant exposure in a particular country, then social, economic, regulatory or other issues that negatively affect that country may have a greater impact on the fund than on a fund that is more geographically diversified.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended November 30, 2018, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S.

The New Economy Fund	15

taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase and cost of investments sold. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended November 30, 2018, the fund reclassified $111,098,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of November 30, 2018, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$102,779
Undistributed long-term capital gains	1,589,395
Post-October capital loss deferral*	(16,838)
Gross unrealized appreciation on investments	6,020,099
Gross unrealized depreciation on investments	(591,012)
Net unrealized appreciation on investments	5,429,087
Cost of investments	14,476,786

*	This deferral is considered incurred in the subsequent year.

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended November 30, 2018				Year ended November 30, 2017
Share class	Ordinary income		Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains		Total distributions paid
Class A	$19,873		$904,068	$923,941	$24,857		$185,432		$210,289
Class B1					—		82		82
Class C	—		44,352	44,352	—		9,548		9,548
Class T2	—	[3]	1	1	—		—		—
Class F-1	368		26,807	27,175	497		5,826		6,323
Class F-2	3,724		79,263	82,987	3,955		14,554		18,509
Class F-3[4]	1,489		25,141	26,630	—		—		—
Class 529-A	863		44,902	45,765	833		8,084		8,917
Class 529-B1					—		12		12
Class 529-C	—		9,322	9,322	—		2,358		2,358
Class 529-E	—		2,099	2,099	—		416		416
Class 529-T2	—	[3]	1	1	—		—		—
Class 529-F-1	133		3,405	3,538	136		641		777
Class R-1	—		4,001	4,001	—		949		949
Class R-2	—		15,940	15,940	—		3,308		3,308
Class R-2E	—		537	537	4		43		47
Class R-3	—		26,031	26,031	—		5,524		5,524
Class R-4	625		33,069	33,694	820		6,753		7,573
Class R-5E	1		12	13	—	[3]	—	[3]	—	[3]
Class R-5	534		10,245	10,779	588		2,033		2,621
Class R-6	10,806		188,283	199,089	12,568		37,699		50,267
Total	$38,416		$1,417,479	$1,455,895	$44,258		$283,262		$327,520

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Amount less than one thousand.
[4]	Class F-3 shares began investment operations on January 27, 2017.

16	The New Economy Fund

6. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.580% on the first $500 million of average daily net assets and decreasing to 0.345% on such assets in excess of $27 billion. For the year ended November 30, 2018, the investment advisory services fee was $77,520,000, which was equivalent to an annualized rate of 0.379% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of November 30, 2018, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. Administrative services are provided by CRMC to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement between the fund and the investment adviser provides the fund the ability to charge an administrative services fee of 0.05% of average daily net assets for all share classes. Currently Class A shares pay an annual fee of 0.01% of average daily net assets (which could be increased as noted above) and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior

The New Economy Fund	17

calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended November 30, 2018, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$31,475	$13,632		$1,279		Not applicable
Class C	5,743	608		288		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	902	465		181		Not applicable
Class F-2	Not applicable	1,312		646		Not applicable
Class F-3	Not applicable	43		242		Not applicable
Class 529-A	1,434	613		325		$428
Class 529-C	1,181	117		60		79
Class 529-E	152	18		15		20
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	46		25		32
Class R-1	513	54		26		Not applicable
Class R-2	1,555	739		104		Not applicable
Class R-2E	54	19		4		Not applicable
Class R-3	1,771	549		177		Not applicable
Class R-4	1,068	443		214		Not applicable
Class R-5E	Not applicable	8		3		Not applicable
Class R-5	Not applicable	73		73		Not applicable
Class R-6	Not applicable	16		1,446		Not applicable
Total class-specific expenses	$45,848	$18,755		$5,108		$559

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $463,000 in the fund’s statement of operations reflects $448,000 in current fees (either paid in cash or deferred) and a net increase of $15,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund has purchased from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended November 30, 2018, the fund engaged in such purchase and sale transactions with related funds in the amounts of $148,461,000 and $410,141,000, respectively.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund borrowed $10,000 at a rate of 2.39% from one or more CRMC-managed funds during the year ended November 30, 2018. The fund paid less than $1,000 in interest expense for the loan.

18	The New Economy Fund

7. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares		Amount	Shares		Amount	Shares	Amount	Shares

Year ended November 30, 2018

Class A	$1,652,612	34,509		$905,213	20,183		$(1,849,156)	(39,051)	$708,669	15,641
Class C	135,633	3,152		44,004	1,089		(138,565)	(3,245)	41,072	996
Class T	—	—		—	—		—	—	—	—
Class F-1	114,484	2,382		26,845	596		(173,917)	(3,625)	(32,588)	(647)
Class F-2	744,821	15,663		79,515	1,776		(397,136)	(8,503)	427,200	8,936
Class F-3	322,804	6,775		25,125	560		(105,665)	(2,228)	242,264	5,107
Class 529-A	147,446	3,108		45,760	1,030		(93,869)	(1,993)	99,337	2,145
Class 529-C	21,274	487		9,318	227		(59,396)	(1,351)	(28,804)	(637)
Class 529-E	6,979	150		2,099	48		(5,374)	(115)	3,704	83
Class 529-T	—	—		1	—	[2]	—	—	1	— [2]
Class 529-F-1	21,507	461		3,537	80		(11,921)	(251)	13,123	290
Class R-1	9,731	220		4,001	96		(17,191)	(390)	(3,459)	(74)
Class R-2	63,099	1,417		15,935	380		(72,165)	(1,632)	6,869	165
Class R-2E	5,819	122		536	12		(1,946)	(43)	4,409	91
Class R-3	96,821	2,081		25,867	590		(129,749)	(2,792)	(7,061)	(121)
Class R-4	97,249	2,057		33,638	757		(164,330)	(3,524)	(33,443)	(710)
Class R-5E	10,534	224		12	1		(1,693)	(36)	8,853	189
Class R-5	35,550	746		10,665	238		(44,444)	(931)	1,771	53
Class R-6	702,320	14,791		199,090	4,435		(212,276)	(4,435)	689,134	14,791
Total net increase (decrease)	$4,188,683	88,345		$1,431,161	32,098		$(3,478,793)	(74,145)	$2,141,051	46,298

Year ended November 30, 2017

Class A	$924,678	22,177		$205,956	5,691		$(1,729,429)	(42,141)	$(598,795)	(14,273)
Class B3	14	—	[2]	81	3		(5,457)	(154)	(5,362)	(151)
Class C	77,349	2,022		9,464	286		(139,265)	(3,718)	(52,452)	(1,410)
Class T4	10	—	[2]	—	—		—	—	10	— [2]
Class F-1	96,110	2,301		6,247	172		(135,385)	(3,260)	(33,028)	(787)
Class F-2	477,779	11,518		17,408	482		(433,045)	(10,661)	62,142	1,339
Class F-3[5]	321,250	7,648		—	—		(42,751)	(952)	278,499	6,696
Class 529-A	64,266	1,559		8,914	248		(61,815)	(1,514)	11,365	293
Class 529-B3	4	—	[2]	12	—	[2]	(814)	(23)	(798)	(23)
Class 529-C	16,197	421		2,358	70		(20,671)	(547)	(2,116)	(56)
Class 529-E	2,813	70		416	12		(3,622)	(90)	(393)	(8)
Class 529-T4	10	—	[2]	—	—		—	—	10	— [2]
Class 529-F-1	7,178	177		775	22		(7,015)	(173)	938	26
Class R-1	8,036	203		949	28		(18,317)	(472)	(9,332)	(241)
Class R-2	49,549	1,268		3,306	97		(64,702)	(1,675)	(11,847)	(310)
Class R-2E	3,908	97		48	1		(696)	(16)	3,260	82
Class R-3	79,073	1,947		5,519	156		(112,975)	(2,830)	(28,383)	(727)
Class R-4	88,902	2,172		7,573	211		(116,422)	(2,823)	(19,947)	(440)
Class R-5E	184	4		—	—		(42)	(1)	142	3
Class R-5	30,151	733		2,585	71		(35,298)	(863)	(2,562)	(59)
Class R-6	465,780	11,286		50,267	1,388		(569,815)	(13,727)	(53,768)	(1,053)
Total net increase (decrease)	$2,713,241	65,603		$321,878	8,938		$(3,497,536)	(85,640)	$(462,417)	(11,099)

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[4]	Class T and 529-T shares began investment operations on April 7, 2017.
[5]	Class F-3 shares began investment operations on January 27, 2017.

The New Economy Fund	19

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $7,029,849,000 and $6,877,631,000, respectively, during the year ended November 30, 2018.

20	The New Economy Fund

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[4]		Ratio of net income (loss) to average net assets[2,4]
Class A:
11/30/2018	$48.26	$.24	$.94	$1.18	$(.08)	$(3.62)	$(3.70)	$45.74	2.59%	$12,165		.76%		.76%		.49%
11/30/2017	36.67	.11	12.29	12.40	(.10)	(.71)	(.81)	48.26	34.53	12,079		.78		.78		.25
11/30/2016	38.93	.11	(.15)	(.04)	(.16)	(2.06)	(2.22)	36.67	.00	9,702		.81		.81		.30
11/30/2015	40.58	.11	1.47	1.58	(.20)	(3.03)	(3.23)	38.93	4.27	10,666		.78		.78		.29
11/30/2014	39.61	.22	3.28	3.50	(.14)	(2.39)	(2.53)	40.58	9.25	9,984		.79		.79		.56
Class C:
11/30/2018	43.77	(.13)	.88	.75	—	(3.62)	(3.62)	40.90	1.81	544		1.55		1.55		(.30)
11/30/2017	33.51	(.21)	11.18	10.97	—	(.71)	(.71)	43.77	33.42	539		1.59		1.59		(.55)
11/30/2016	35.89	(.16)	(.16)	(.32)	—	(2.06)	(2.06)	33.51	(.82)	460		1.62		1.62		(.51)
11/30/2015	37.74	(.18)	1.36	1.18	—	(3.03)	(3.03)	35.89	3.44	542		1.59		1.59		(.51)
11/30/2014	37.16	(.10)	3.07	2.97	—	(2.39)	(2.39)	37.74	8.37	475		1.60		1.60		(.26)
Class T:
11/30/2018	48.32	.33	.94	1.27	(.17)	(3.62)	(3.79)	45.80	2.80 [5]	—	[6]	.56	[5]	.56	[5]	.69 [5]
11/30/2017[7,8]	39.44	.12	8.76	8.88	—	—	—	48.32	22.52 [5,9]	—	[6]	.59	[5,10]	.59	[5,10]	.43 [5,10]
Class F-1:
11/30/2018	48.36	.21	.95	1.16	(.05)	(3.62)	(3.67)	45.85	2.54	315		.83		.83		.43
11/30/2017	36.73	.08	12.32	12.40	(.06)	(.71)	(.77)	48.36	34.46	363		.84		.84		.19
11/30/2016	38.99	.09	(.17)	(.08)	(.12)	(2.06)	(2.18)	36.73	(.08)	305		.85		.85		.26
11/30/2015	40.60	.10	1.47	1.57	(.15)	(3.03)	(3.18)	38.99	4.23	404		.83		.83		.25
11/30/2014	39.67	.21	3.27	3.48	(.16)	(2.39)	(2.55)	40.60	9.20	412		.84		.84		.54
Class F-2:
11/30/2018	48.26	.34	.94	1.28	(.17)	(3.62)	(3.79)	45.75	2.82	1,406		.55		.55		.71
11/30/2017	36.69	.19	12.28	12.47	(.19)	(.71)	(.90)	48.26	34.81	1,052		.57		.57		.46
11/30/2016	38.96	.19	(.16)	.03	(.24)	(2.06)	(2.30)	36.69	.22	751		.58		.58		.53
11/30/2015	40.63	.19	1.47	1.66	(.30)	(3.03)	(3.33)	38.96	4.49	776		.57		.57		.50
11/30/2014	39.65	.29	3.31	3.60	(.23)	(2.39)	(2.62)	40.63	9.52	662		.57		.57		.73
Class F-3:
11/30/2018	48.38	.39	.93	1.32	(.21)	(3.62)	(3.83)	45.87	2.91	541		.46		.46		.81
11/30/2017[7,11]	37.90	.20	10.28	10.48	—	—	—	48.38	27.65 [9]	324		.47	[10]	.47	[10]	.53 [10]
Class 529-A:
11/30/2018	47.80	.20	.94	1.14	(.07)	(3.62)	(3.69)	45.25	2.53	629		.83		.83		.43
11/30/2017	36.33	.08	12.17	12.25	(.07)	(.71)	(.78)	47.80	34.44	561		.85		.85		.19
11/30/2016	38.60	.08	(.16)	(.08)	(.13)	(2.06)	(2.19)	36.33	(.10)	416		.88		.88		.23
11/30/2015	40.27	.08	1.46	1.54	(.18)	(3.03)	(3.21)	38.60	4.19	431		.86		.86		.21
11/30/2014	39.33	.18	3.27	3.45	(.12)	(2.39)	(2.51)	40.27	9.19	388		.87		.87		.47

See end of table for footnotes.

The New Economy Fund	21

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[4]		Ratio of net income (loss) to average net assets[2,4]
Class 529-C:
11/30/2018	$44.33	$(.15)	$.89	$.74	$—	$(3.62)	$(3.62)	$41.45	1.76%	$110		1.60%		1.60%		(.35)%
11/30/2017	33.94	(.23)	11.33	11.10	—	(.71)	(.71)	44.33	33.38	146		1.64		1.64		(.60)
11/30/2016	36.35	(.19)	(.16)	(.35)	—	(2.06)	(2.06)	33.94	(.90)	114		1.67		1.67		(.57)
11/30/2015	38.21	(.21)	1.38	1.17	—	(3.03)	(3.03)	36.35	3.37	120		1.66		1.66		(.59)
11/30/2014	37.62	(.12)	3.10	2.98	—	(2.39)	(2.39)	38.21	8.29	109		1.67		1.67		(.33)
Class 529-E:
11/30/2018	47.11	.09	.94	1.03	—	(3.62)	(3.62)	44.52	2.31	29		1.07		1.07		.19
11/30/2017	35.83	(.02)	12.01	11.99	—	(.71)	(.71)	47.11	34.11	27		1.09		1.09		(.05)
11/30/2016	38.09	— [12]	(.16)	(.16)	(.04)	(2.06)	(2.10)	35.83	(.33)	21		1.12		1.12		(.01)
11/30/2015	39.78	(.01)	1.43	1.42	(.08)	(3.03)	(3.11)	38.09	3.92	22		1.11		1.11		(.04)
11/30/2014	38.91	.08	3.23	3.31	(.05)	(2.39)	(2.44)	39.78	8.89	21		1.12		1.12		.21
Class 529-T:
11/30/2018	48.30	.31	.95	1.26	(.16)	(3.62)	(3.78)	45.78	2.77 [5]	—	[6]	.61	[5]	.61	[5]	.64 [5]
11/30/2017[7,8]	39.44	.11	8.75	8.86	—	—	—	48.30	22.46 [5,9]	—	[6]	.65	[5,10]	.65	[5,10]	.38 [5,10]
Class 529-F-1:
11/30/2018	47.80	.30	.94	1.24	(.14)	(3.62)	(3.76)	45.28	2.76	55		.61		.61		.64
11/30/2017	36.34	.16	12.16	12.32	(.15)	(.71)	(.86)	47.80	34.71	45		.64		.64		.39
11/30/2016	38.61	.15	(.16)	(.01)	(.20)	(2.06)	(2.26)	36.34	.14	33		.68		.68		.43
11/30/2015	40.28	.16	1.45	1.61	(.25)	(3.03)	(3.28)	38.61	4.37	33		.66		.66		.41
11/30/2014	39.33	.26	3.26	3.52	(.18)	(2.39)	(2.57)	40.28	9.39	28		.67		.67		.68
Class R-1:
11/30/2018	45.07	(.13)	.90	.77	—	(3.62)	(3.62)	42.22	1.81	44		1.55		1.55		(.30)
11/30/2017	34.47	(.20)	11.51	11.31	—	(.71)	(.71)	45.07	33.47	50		1.56		1.56		(.52)
11/30/2016	36.84	(.15)	(.16)	(.31)	—	(2.06)	(2.06)	34.47	(.77)	47		1.57		1.57		(.46)
11/30/2015	38.66	(.18)	1.39	1.21	—	(3.03)	(3.03)	36.84	3.44	58		1.56		1.56		(.49)
11/30/2014	37.99	(.09)	3.15	3.06	—	(2.39)	(2.39)	38.66	8.43	52		1.56		1.56		(.25)
Class R-2:
11/30/2018	45.32	(.13)	.90	.77	—	(3.62)	(3.62)	42.47	1.79	195		1.55		1.55		(.30)
11/30/2017	34.65	(.20)	11.58	11.38	—	(.71)	(.71)	45.32	33.50	200		1.56		1.56		(.52)
11/30/2016	37.03	(.16)	(.16)	(.32)	—	(2.06)	(2.06)	34.65	(.79)	164		1.59		1.59		(.48)
11/30/2015	38.84	(.17)	1.39	1.22	—	(3.03)	(3.03)	37.03	3.45	186		1.55		1.55		(.47)
11/30/2014	38.16	(.08)	3.15	3.07	—	(2.39)	(2.39)	38.84	8.41	185		1.57		1.57		(.22)
Class R-2E:
11/30/2018	47.55	— [12]	.95	.95	—	(3.62)	(3.62)	44.88	2.11	10		1.26		1.26		(.01)
11/30/2017	36.29	(.10)	12.14	12.04	(.07)	(.71)	(.78)	47.55	33.88	7		1.27		1.27		(.25)
11/30/2016	38.85	(.07)	(.14)	(.21)	(.29)	(2.06)	(2.35)	36.29	(.44)	2		1.26		1.26		(.19)
11/30/2015	40.60	.06	1.54	1.60	(.32)	(3.03)	(3.35)	38.85	4.33 [5]	—	[6]	.84	[5]	.84	[5]	.16 [5]
11/30/2014[7,13]	40.22	.01	.37	.38	—	—	—	40.60	.94 [5,9]	—	[6]	.17	[5,9]	.17	[5,9]	.03 [5,9]

22	The New Economy Fund

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[4]		Ratio of net income (loss) to average net assets[2,4]
Class R-3:
11/30/2018	$47.20	$.07	$.93	$1.00	$—	$(3.62)	$(3.62)	$44.58	2.24%	$318		1.10%		1.10%		.15%
11/30/2017	35.90	(.03)	12.04	12.01	—	(.71)	(.71)	47.20	34.10	342		1.11		1.11		(.08)
11/30/2016	38.14	(.01)	(.15)	(.16)	(.02)	(2.06)	(2.08)	35.90	(.33)	286		1.13		1.13		(.02)
11/30/2015	39.84	(.01)	1.43	1.42	(.09)	(3.03)	(3.12)	38.14	3.91	327		1.11		1.11		(.04)
11/30/2014	38.98	.08	3.23	3.31	(.06)	(2.39)	(2.45)	39.84	8.88	328		1.13		1.13		.21
Class R-4:
11/30/2018	47.82	.21	.95	1.16	(.07)	(3.62)	(3.69)	45.29	2.57	382		.80		.80		.45
11/30/2017	36.34	.09	12.19	12.28	(.09)	(.71)	(.80)	47.82	34.51	438		.81		.81		.23
11/30/2016	38.61	.10	(.16)	(.06)	(.15)	(2.06)	(2.21)	36.34	(.04)	348		.82		.82		.29
11/30/2015	40.29	.10	1.46	1.56	(.21)	(3.03)	(3.24)	38.61	4.25	397		.81		.81		.27
11/30/2014	39.36	.20	3.26	3.46	(.14)	(2.39)	(2.53)	40.29	9.22	368		.81		.81		.52
Class R-5E:
11/30/2018	48.17	.35	.91	1.26	(.22)	(3.62)	(3.84)	45.59	2.78	9		.58		.58		.73
11/30/2017	36.57	.19	12.27	12.46	(.15)	(.71)	(.86)	48.17	34.86	—	[6]	.61		.55		.43
11/30/2016	38.93	.14	(.15)	(.01)	(.29)	(2.06)	(2.35)	36.57	.11	—	[6]	.69		.69		.41
11/30/2015[7,14]	38.84	— [12]	.09	.09	—	—	—	38.93	.23 [9]	—	[6]	.02	[9]	.02	[9]	— [9,15]
Class R-5:
11/30/2018	48.56	.36	.96	1.32	(.19)	(3.62)	(3.81)	46.07	2.88	133		.50		.50		.76
11/30/2017	36.91	.22	12.34	12.56	(.20)	(.71)	(.91)	48.56	34.88	137		.51		.51		.53
11/30/2016	39.17	.22	(.16)	.06	(.26)	(2.06)	(2.32)	36.91	.30	106		.52		.52		.61
11/30/2015	40.80	.22	1.47	1.69	(.29)	(3.03)	(3.32)	39.17	4.55	160		.50		.50		.57
11/30/2014	39.80	.35	3.27	3.62	(.23)	(2.39)	(2.62)	40.80	9.54	152		.52		.52		.88
Class R-6:
11/30/2018	48.42	.39	.94	1.33	(.21)	(3.62)	(3.83)	45.92	2.92	3,026		.45		.45		.81
11/30/2017	36.81	.24	12.32	12.56	(.24)	(.71)	(.95)	48.42	34.98	2,474		.46		.46		.58
11/30/2016	39.08	.22	(.15)	.07	(.28)	(2.06)	(2.34)	36.81	.31	1,920		.47		.47		.64
11/30/2015	40.73	.24	1.47	1.71	(.33)	(3.03)	(3.36)	39.08	4.61	1,590		.46		.46		.62
11/30/2014	39.73	.34	3.29	3.63	(.24)	(2.39)	(2.63)	40.73	9.60	1,421		.46		.46		.86

	Year ended November 30
	2018	2017	2016	2015	2014
Portfolio turnover rate for all share classes	38%	28%	25%	34%	27%

[1]	Based on average shares outstanding.
[2]	For the year ended November 30, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.09 and .22 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the years shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class T and 529-T shares began investment operations on April 7, 2017.
[9]	Not annualized.
[10]	Annualized.
[11]	Class F-3 shares began investment operations on January 27, 2017.
[12]	Amount less than $.01.
[13]	Class R-2E shares began investment operations on August 29, 2014.
[14]	Class R-5E shares began investment operations on November 20, 2015.
[15]	Amount less than .01%.

See notes to financial statements

The New Economy Fund	23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of The New Economy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of The New Economy Fund (the “Fund”) as of November 30, 2018, the related statement of operations for the year ended November 30, 2018, the statement of changes in net assets for each of the two years in the period ended November 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California
January 11, 2019

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

24	The New Economy Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (June 1, 2018, through November 30, 2018).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The New Economy Fund	25

	Beginning account value 6/1/2018	Ending account value 11/30/2018	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$936.71	$3.69	.76%
Class A – assumed 5% return	1,000.00	1,021.26	3.85	.76
Class C – actual return	1,000.00	933.13	7.46	1.54
Class C – assumed 5% return	1,000.00	1,017.35	7.79	1.54
Class T – actual return	1,000.00	937.76	2.67	.55
Class T – assumed 5% return	1,000.00	1,022.31	2.79	.55
Class F-1 – actual return	1,000.00	936.49	4.03	.83
Class F-1 – assumed 5% return	1,000.00	1,020.91	4.20	.83
Class F-2 – actual return	1,000.00	937.88	2.62	.54
Class F-2 – assumed 5% return	1,000.00	1,022.36	2.74	.54
Class F-3 – actual return	1,000.00	938.04	2.19	.45
Class F-3 – assumed 5% return	1,000.00	1,022.81	2.28	.45
Class 529-A – actual return	1,000.00	936.27	4.03	.83
Class 529-A – assumed 5% return	1,000.00	1,020.91	4.20	.83
Class 529-C – actual return	1,000.00	932.92	7.70	1.59
Class 529-C – assumed 5% return	1,000.00	1,017.10	8.04	1.59
Class 529-E – actual return	1,000.00	935.28	5.19	1.07
Class 529-E – assumed 5% return	1,000.00	1,019.70	5.42	1.07
Class 529-T – actual return	1,000.00	937.53	2.91	.60
Class 529-T – assumed 5% return	1,000.00	1,022.06	3.04	.60
Class 529-F-1 – actual return	1,000.00	937.48	2.91	.60
Class 529-F-1 – assumed 5% return	1,000.00	1,022.06	3.04	.60
Class R-1 – actual return	1,000.00	933.02	7.51	1.55
Class R-1 – assumed 5% return	1,000.00	1,017.30	7.84	1.55
Class R-2 – actual return	1,000.00	932.98	7.56	1.56
Class R-2 – assumed 5% return	1,000.00	1,017.25	7.89	1.56
Class R-2E – actual return	1,000.00	934.63	6.11	1.26
Class R-2E – assumed 5% return	1,000.00	1,018.75	6.38	1.26
Class R-3 – actual return	1,000.00	934.98	5.38	1.11
Class R-3 – assumed 5% return	1,000.00	1,019.50	5.62	1.11
Class R-4 – actual return	1,000.00	936.51	3.88	.80
Class R-4 – assumed 5% return	1,000.00	1,021.06	4.05	.80
Class R-5E – actual return	1,000.00	937.47	2.91	.60
Class R-5E – assumed 5% return	1,000.00	1,022.06	3.04	.60
Class R-5 – actual return	1,000.00	938.08	2.43	.50
Class R-5 – assumed 5% return	1,000.00	1,022.56	2.54	.50
Class R-6 – actual return	1,000.00	938.10	2.19	.45
Class R-6 – assumed 5% return	1,000.00	1,022.81	2.28	.45

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

26	The New Economy Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended November 30, 2018:

Long-term capital gains	$1,528,548,000
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$7,718,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2019, to determine the calendar year amounts to be included on their 2018 tax returns. Shareholders should consult their tax advisors.

The New Economy Fund	27

Approval of Investment Advisory and Service Agreement

The New Economy Fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2019. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management, compliance, trading, portfolio accounting and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital with current income a secondary consideration. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through March 31, 2018. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the S&P 500 Index, the Global Service and Information Index, the Lipper Growth Funds Index and the MSCI All Country World Index. They reviewed the results for the one-year, three-year, five-year, 10-year, 20-year and lifetime periods, placing greater emphasis on longer-term periods. They noted that the investment results of the fund generally compared favorably to the results of these indexes for all periods. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Growth Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

28	The New Economy Fund

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of any economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

The New Economy Fund	29

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30	The New Economy Fund

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The New Economy Fund	31

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32	The New Economy Fund

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The New Economy Fund	33

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Joseph C. Berenato, 1946 Chairman of the Board (Independent and Non-Executive)	2000	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	16	None
Mary Anne Dolan, 1947	2008	Founder and President, MAD Ink (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
John G. Freund, 1953	2016	Founder and Managing Director, Skyline Ventures (a venture capital investor in health care companies)	6	Collegium Pharmaceutical, Inc.; Proteon Therapeutics, Inc.; SI-BONE, Inc.; Sutro Biopharma, Inc.; Tetraphase Pharmaceuticals, Inc.
Pedro J. Greer, Jr., 1956	2016	Physician; Chairman of the Board and Associate Dean, Florida International University	3	None
R. Clark Hooper, 1946	2006	Private investor	81	None
Merit E. Janow, 1958	2010	Dean and Professor, Columbia University, School of International and Public Affairs	80	MasterCard Incorporated; Trimble, Inc.
Leonade D. Jones, 1947	1995	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
Earl Lewis, Jr., PhD, 1955	2017	Professor and Director, University of Michigan; former President, The Andrew W. Mellon Foundation	3	2U, Inc.
Christopher E. Stone, 1956	2007	Former President, Open Society Foundations	6	None

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Timothy D. Armour, 1960 Co-President	1991	Chairman of the Board, Capital Research and Management Company; Partner — Capital World Investors, Capital Research and Management Company; Chairman of the Board and CEO, The Capital Group Companies, Inc.[7]	1	None
Claudia P. Huntington, 1952 Co-President	1996	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]	2	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

34	The New Economy Fund

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Donald H. Rolfe, 1972 Executive Vice President	2010	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research and Management Company
Mark E. Denning, 1957 Senior Vice President	2006	Director, Capital Research and Management Company; Partner — Capital World Investors, Capital Research Company;[7] Partner — Capital World Investors, Capital International, Inc.[7]
Harold H. La, 1970 Senior Vice President	2006	Partner — Capital Research Global Investors, Capital International, Inc.[7]
Lawrence R. Solomon, 1962 Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company; Chairman of the Board and President, Capital Management Services, Inc.[7]
Michael W. Stockton, 1967 Secretary	2013	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Jennifer L. Butler, 1966 Assistant Secretary	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed, with the exception of Harold H. La, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

The New Economy Fund	35

Board of trustees and other officers (continued)

Results of special meeting of shareholders

Held November 28, 2018

Shares outstanding (all classes) on August 31, 2018 (record date)
440,847,587

Total shares voting on November 28, 2018
363,429,172 (82.4% of shares outstanding)

The proposal: to elect board members

	Votes for	Percent of shares voting for	Votes withheld	Percent of shares voting withheld
Joseph C. Berenato	353,314,497	97.2%	10,114,675	2.8%
Mary Anne Dolan	353,516,478	97.3	9,912,694	2.7
John G. Freund	353,670,068	97.3	9,759,104	2.7
Pedro J. Greer, Jr.	353,581,385	97.3	9,847,787	2.7
R. Clark Hooper	353,564,269	97.3	9,864,903	2.7
Merit E. Janow	353,447,630	97.3	9,981,542	2.7
Leonade D. Jones	353,409,651	97.2	10,019,521	2.8
Winnie Kwan	353,737,528	97.3	9,691,644	2.7
Sung Lee	353,433,754	97.3	9,995,418	2.8
Earl Lewis, Jr.	353,931,248	97.4	9,497,924	2.6
Christopher E. Stone	353,743,102	97.3	9,686,070	2.7

36	The New Economy Fund

Offices of the fund and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel

O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete November 30, 2018, portfolio of The New Economy Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The New Economy Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of The New Economy Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2019, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Standard & Poor’s 500 Composite Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2019 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

The Capital Advantage®

Since 1931, American Funds by Capital Group has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record

Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 77% of 10-year periods and 80% of 20-year periods.2 Fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2017.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2017. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	On average, our management fees were in the lowest quintile 71% of the time, based on the 20-year period ended December 31, 2017, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks referenced are registered trademarks owned by The Capital Group Companies, Inc. or an affiliated company. All other company and product names mentioned are the trademarks or registered trademarks of their respective companies.

IMAGE OMITTED [x1_c92723x40x1.jpg]

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that John G. Freund, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services	NEF

Registrant:
a) Audit Fees:

2017	$134,000
2018	$117,000

b) Audit-Related Fees:
2017	None
2018	None

c) Tax Fees:
2017	$9,000
2018	None
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2017	None
2018	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2017	None
2018	$684,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2017	None
2018	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2017	$51,000
2018	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $60,000 for fiscal year 2017 and $684,000 for fiscal year 2018. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

IMAGE OMITTED [imgd6515dc51.jpg]

The New Economy Fund®

Investment portfolio

November 30, 2018

Common stocks 88.33% Information technology 21.42%	Shares	Value (000)
Broadcom Inc.	2,244,000	$532,748
Samsung Electronics Co., Ltd.1	10,131,500	380,374
Micron Technology, Inc.2	7,981,000	307,747
SK hynix, Inc.1	3,940,000	246,453
Applied Materials, Inc.	5,935,700	221,283
Accenture PLC, Class A	1,333,300	219,355
Microsoft Corp.	1,884,000	208,917
Mastercard Inc., Class A	972,300	195,500
Intel Corp.	2,919,000	143,936
Autodesk, Inc.2	931,000	134,529
Apple Inc.	753,000	134,471
Cree, Inc.2	2,600,202	114,773
ServiceNow, Inc.2	602,482	111,622
Texas Instruments Inc.	1,100,000	109,835
Murata Manufacturing Co., Ltd.1	620,000	95,472
Tokyo Electron Ltd.1	613,800	85,840
Guidewire Software, Inc.2	829,900	77,148
Inphi Corp.2	1,703,100	67,937
HubSpot, Inc.2	474,953	66,033
Lumentum Holdings Inc.2	1,458,900	64,877
AAC Technologies Holdings Inc.1	8,625,500	61,454
Adobe Inc.2	232,400	58,307
Viavi Solutions Inc.2	5,679,000	57,585
ASML Holding NV1	328,840	55,914
Trimble Inc.2	1,309,430	49,798
Qorvo, Inc.2	742,000	48,831
International Business Machines Corp.	390,000	48,465
Bottomline Technologies (de), Inc.2	866,500	47,718
RingCentral, Inc., Class A2	572,400	47,452
Worldpay, Inc., Class A2	506,500	43,463
Fiserv, Inc.2	544,000	43,047
Paycom Software, Inc.2	285,271	37,875
salesforce.com, inc.2	220,000	31,407
Arista Networks, Inc.2	119,950	28,606
Skyworks Solutions, Inc.	314,500	22,886
WIN Semiconductors Corp.1	5,281,000	21,654
Western Union Co.	855,000	16,014
Visa Inc., Class A	112,300	15,914
Zebra Technologies Corp., Class A2	55,800	10,033
		4,265,273
Health care 19.52%
Thermo Fisher Scientific Inc.	1,246,000	310,939
AbbVie Inc.	3,130,430	295,106
Novartis AG1	2,666,500	243,416
Bluebird Bio, Inc.2	1,957,214	240,522
UnitedHealth Group Inc.	785,500	221,008

The New Economy Fund — Page 1 of 5

Common stocks Health care (continued)	Shares	Value (000)
Abbott Laboratories	2,879,000	$213,190
Hologic, Inc.2	3,858,000	171,334
GW Pharmaceuticals PLC (ADR)2	1,320,040	162,391
Daiichi Sankyo Co., Ltd.1	4,086,900	150,025
Amgen Inc.	685,000	142,651
Stryker Corp.	791,209	138,826
Shire PLC1	2,348,000	136,639
Cigna Corp.	607,000	135,592
Molina Healthcare, Inc.2	813,300	113,626
Boston Scientific Corp.2	2,926,492	110,241
PerkinElmer, Inc.	1,153,000	100,380
Medtronic PLC	825,800	80,540
Evolent Health, Inc., Class A2	3,054,195	78,493
China Biologic Products Holdings, Inc.2	892,311	73,205
Integra LifeSciences Holdings Corp.2	1,363,870	73,144
Express Scripts Holding Co.2	683,000	69,304
BioMarin Pharmaceutical Inc.2	720,000	69,142
Illumina, Inc.2	183,600	61,965
Ultragenyx Pharmaceutical Inc.2	1,152,106	61,834
Centene Corp.2	387,000	55,051
Wright Medical Group NV2	1,950,000	54,522
EssilorLuxottica1	416,428	52,895
Vertex Pharmaceuticals Inc.2	285,000	51,525
Insulet Corp.2	604,300	50,719
QIAGEN NV1,2	1,243,006	43,849
Regeneron Pharmaceuticals, Inc.2	110,700	40,477
Humana Inc.	113,600	37,428
Mesoblast Ltd.1,2,3	28,891,583	27,987
Mesoblast Ltd. (ADR)2,3	372,800	1,812
Gilead Sciences, Inc.	238,000	17,122
		3,886,900
Communication services 13.70%
Netflix, Inc.2	3,025,600	865,715
Alphabet Inc., Class C2	252,438	276,276
Alphabet Inc., Class A2	204,995	227,472
Tencent Holdings Ltd.1	9,488,200	380,583
Twenty-First Century Fox, Inc., Class A	3,800,000	187,986
Facebook, Inc., Class A2	1,140,000	160,295
Baidu, Inc., Class A (ADR)2	603,380	113,604
Daily Mail and General Trust PLC, Class A, nonvoting1	11,069,160	87,588
Naspers Ltd., Class N1	418,000	83,973
Entertainment One Ltd.1	12,759,700	59,824
Elang Mahkota Teknologi Tbk PT1	82,047,700	50,733
Charter Communications, Inc., Class A2	140,000	46,088
Activision Blizzard, Inc.	907,500	45,266
JCDecaux SA1	1,173,000	39,862
Verizon Communications Inc.	655,000	39,497
Eros International PLC, Class A2	3,856,200	35,207
Eros International PLC, Class A2,4	188,000	1,717
Nintendo Co., Ltd.1	85,700	26,153
		2,727,839

The New Economy Fund — Page 2 of 5

Common stocks Financials 10.79%	Shares	Value (000)
Kotak Mahindra Bank Ltd.1	13,957,882	$247,206
China Construction Bank Corp., Class H1	227,337,000	194,402
AIA Group Ltd.1	19,966,800	163,772
HDFC Bank Ltd.1	4,372,623	133,417
Barclays PLC1	62,140,000	129,523
CME Group Inc., Class A	609,400	115,835
IndusInd Bank Ltd.1	4,621,364	108,003
Berkshire Hathaway Inc., Class B2	466,200	101,743
Prudential PLC1	4,900,000	96,274
Webster Financial Corp.	1,486,000	89,413
JPMorgan Chase & Co.	800,000	88,952
Bank of China Ltd., Class H1	185,000,000	81,048
EXOR NV1	1,350,000	79,354
American International Group, Inc.	1,814,711	78,486
Wells Fargo & Co.	1,362,300	73,946
Essent Group Ltd.2	1,881,400	72,547
East West Bancorp, Inc.	1,250,000	67,112
Banco Santander, SA1	12,964,586	61,734
Itaú Unibanco Holding SA, preferred nominative (ADR)	5,929,350	55,321
UniCredit SPA1	3,853,363	49,713
Hana Financial Group Inc.1	816,658	27,486
SVB Financial Group2	69,300	17,658
Banco BPM SPA1,2	6,876,761	16,118
		2,149,063
Consumer discretionary 8.80%
Amazon.com, Inc.2	306,825	518,586
Galaxy Entertainment Group Ltd.1	54,684,000	338,002
Alibaba Group Holding Ltd. (ADR)2	1,167,500	187,804
Booking Holdings Inc.2	77,740	147,075
Marriott International, Inc., Class A	1,075,600	123,726
Home Depot, Inc.	520,800	93,911
NIKE, Inc., Class B	821,400	61,704
Moneysupermarket.com Group PLC1	15,762,066	61,452
Industria de Diseño Textil, SA1	1,653,700	50,739
ASOS PLC1,2	650,000	41,244
Lowe’s Companies, Inc.	363,000	34,256
Ryohin Keikaku Co., Ltd.1	100,960	27,301
Aramark	701,000	26,680
William Hill PLC1	10,980,000	22,680
Melco Resorts & Entertainment Ltd. (ADR)	953,904	17,237
		1,752,397
Industrials 5.85%
CSX Corp.	3,809,400	276,677
Union Pacific Corp.	994,954	153,004
Airbus SE, non-registered shares1	891,800	96,018
Equifax Inc.	833,000	85,524
Ryanair Holdings PLC (ADR)2	1,026,999	84,553
Harris Corp.	450,000	64,327
Nidec Corp.1	460,000	61,271
L3 Technologies, Inc.	325,000	59,569
Meggitt PLC1	8,357,000	55,230
Adani Ports & Special Economic Zone Ltd.1	9,636,000	50,574
AKR Corporindo Tbk PT1	173,899,680	47,564

The New Economy Fund — Page 3 of 5

Common stocks Industrials (continued)	Shares	Value (000)
Yamato Holdings Co., Ltd.1	1,487,699	$39,327
Old Dominion Freight Line, Inc.	244,000	33,362
JG Summit Holdings, Inc.1	33,268,800	30,651
J.B. Hunt Transport Services, Inc.	245,000	26,058
		1,163,709
Utilities 1.15%
ENN Energy Holdings Ltd.1	18,275,000	164,579
Ørsted AS1	981,000	63,944
		228,523
Materials 1.05%
International Flavors & Fragrances Inc.	640,000	90,643
Croda International PLC1	1,213,103	75,685
Valvoline Inc.	2,023,280	42,671
		208,999
Consumer staples 0.91%
Costco Wholesale Corp.	605,200	139,971
Herbalife Nutrition Ltd.2	709,000	40,590
		180,561
Energy 0.16%
Schlumberger Ltd.	410,000	18,491
Baker Hughes, a GE Co., Class A	592,000	13,509
		32,000
Miscellaneous 4.98%
Other common stocks in initial period of acquisition		991,914
Total common stocks (cost: $12,159,981,000)		17,587,178
Bonds, notes & other debt instruments 0.37% U.S. Treasury bonds & notes 0.37% U.S. Treasury 0.37%	Principal amount (000)
U.S. Treasury 1.375% 2019	$75,000	74,202
Total U.S. Treasury bonds & notes		74,202
Total bonds, notes & other debt instruments (cost: $74,468,000)		74,202
Short-term securities 11.27%
Apple Inc. 2.28%–2.41% due 12/13/2018–1/24/20194	158,900	158,572
Bank of New York Mellon Corp. 2.34% due 1/22/2019	42,000	41,851
CAFCO, LLC 2.25% due 12/7/20184	50,000	49,978
Chevron Corp. 2.28%–2.32% due 12/12/2018–1/10/20194	124,100	123,944
Emerson Electric Co. 2.29%–2.30% due 12/5/2018–12/11/20184	100,000	99,949
Exxon Asset Management Co. 2.24% due 12/5/2018	56,800	56,782
Fannie Mae 2.22% due 1/2/2019	50,000	49,905
Federal Home Loan Bank 2.20%–2.37% due 12/6/2018–2/27/2019	808,400	805,681
Freddie Mac 2.27%–2.36% due 1/18/2019–2/20/2019	77,500	77,156
HSBC USA Inc. 2.30% due 12/3/20184	84,400	84,384
John Deere Ltd. 2.48% due 1/23/20194	74,700	74,427
Merck & Co. Inc. 2.38% due 1/22/2019–1/23/20194	113,500	113,105

The New Economy Fund — Page 4 of 5

Short-term securities	Principal amount (000)	Value (000)
Paccar Financial Corp. 2.29% due 12/12/2018	$15,000	$14,989
Pfizer Inc. 2.33% due 1/18/20194	20,000	19,936
Procter & Gamble Co. 2.21%–2.42% due 12/13/2018–1/28/20194	104,900	104,707
Simon Property Group, LP 2.26%–2.28% due 12/10/2018–12/17/20184	41,300	41,263
U.S. Treasury Bills 2.25%–2.43% due 1/8/2019–5/2/2019	168,400	167,138
United Parcel Service Inc. 2.30% due 1/16/20194	50,000	49,853
Wal-Mart Stores, Inc. 2.27%–2.32% due 12/3/2018–12/4/20184	110,900	110,873
Total short-term securities (cost: $2,244,410,000)		2,244,493
Total investment securities 99.97% (cost: $14,478,859,000)		19,905,873
Other assets less liabilities 0.03%		5,454
Net assets 100.00%		$19,911,327

As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $5,044,600,000, which represented 25.34% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
2	Security did not produce income during the last 12 months.
3	Represents an affiliated company as defined under the Investment Company Act of 1940.
4	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,032,708,000, which represented 5.19% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

All Capital Group trademarks referenced are registered trademarks owned by The Capital Group Companies, Inc. or an affiliated company. All other company and product names mentioned are the trademarks or registered trademarks of their respective companies.

©2019 Capital Group. All rights reserved.

MFGEFPX-014-0119O-S66098	The New Economy Fund — Page 5 of 5

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of The New Economy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of The New Economy Fund (the "Fund") as of November 30, 2018, the related statement of operations for the year ended November 30, 2018, the statement of changes in net assets for each of the two years in the period ended November 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the investment portfolio (included in Item 6 of this Form N-CSR) as of November 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

January 11, 2019

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	Effective May 28, 2018, the The New Economy Fund’s investment adviser implemented a new fixed income order management, trading, and compliance system. In connection with introducing this new system, additional automated and manual controls were implemented and some existing controls were modified. None of these changes were in response to any identified deficiency or weakness in the The New Economy Fund’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE NEW ECONOMY FUND

By /s/ Donald H. Rolfe
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: January 31, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Donald H. Rolfe
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: January 31, 2019

By /s/ Gregory F. Niland
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: January 31, 2019